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                               POWER OF ATTORNEY                      EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint GLENN R. MORGAN and MARY D. ALLEN, or either of them, his true and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, a Registration Statement on FORM S-8 which relates to the registration under the Securities Act of 1933 of shares of The Hartmarx Savings-Investment Plan, and any and all Amendments of every nature to said Registration Statement and to the Prospectus constituting a part of such Registration Statement, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

     Each of the undersigned hereby certifies that to the best of the undersigned's knowledge and belief said corporation meets all of the requirements for filings on FORM S-8 and hereby grants unto said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that said attorney-in- fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 10th day of January, 1996.


      /S/ ELBERT O. HAND                          /S/ HOMI B. PATEL
- ----------------------------------         -----------------------------------
          ELBERT O. HAND                              HOMI B. PATEL
    Chairman, Chief Executive                  President, Chief Operating,
        Officer, Director                           Officer, Director

       /S/ A. ROBERT ABBOUD                       /S/ CHARLES MARSHALL
- --------------------------------------     -----------------------------------
      A. ROBERT ABBOUD, Director                CHARLES MARSHALL, Director

      /S/ SAMAWAL A. BAKHSH                      /S/ TALAT M. OTHMAN
- --------------------------------------     -----------------------------------
     SAMAWAL A. BAKHSH, Director                TALAT M. OTHMAN, Director

       /S/ LETITIA BALDRIGE                       /S/ MICHAEL B. ROHLFS
- --------------------------------------     -----------------------------------
      LETITIA BALDRIGE, Director               MICHAEL B. ROHLFS, Director

        /S/ JEFFREY A. COLE                        /S/ STUART L. SCOTT
- --------------------------------------     -----------------------------------
      JEFFREY A. COLE, Director                 STUART L. SCOTT, Director

       /S/ RAYMOND F. FARLEY                      /S/ SAM F. SEGNAR
- --------------------------------------     -----------------------------------
     RAYMOND F. FARLEY, Director                 SAM F. SEGNAR, Director

       /S/ DONALD P. JACOBS                       /S/ GLENN R. MORGAN
- --------------------------------------     -----------------------------------
      DONALD P. JACOBS, Director                     GLENN R. MORGAN
                                                Executive Vice President
                                               Principal Financial Officer

        /S/ MILES L. MARSH                         /S/ ANDREW A ZAHR
- --------------------------------------     -----------------------------------
       MILES L. MARSH, Director                        ANDREW A. ZAHR
                                                  Controller, Principal
                                                   Accounting Officer